UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2009

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

000-53367
(Commission File Number)

20-3825987
 (IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California  92123
 (Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 25, 2009, Dot VN, Inc.’s wholly owned subsidiary, Hi-Tek Multimedia, Inc., a California corporation, (“HMI”) executed a new contract with Vietnam Internet Network Information Centre (“VNNIC”) for the registration, renewal, development and promotion of the “.VN” country code top level domain names (“ccTLD”) with no fixed term (the “New Contract”).  The New Contract shall apply to all registrations occurring since January 2, 2009 but otherwise contains substantially the same terms and conditions and further, replaces the January 3, 2006 contract.  Pursuant to the New Contract, HMI will be paid commissions, on new registrations, renewals and registration changes, every two quarters (January through June and July through December) based on revised benchmarks; previously commissions were paid quarterly.  A copy of the “Contract for Registration, Renewal, Development and Promotion ccTLD ‘.VN’ Domain Name” by and between VNNIC and HMI is attached hereto as Exhibit 10.34 (certain portions of this Exhibit 10.34 have been omitted based upon a request for confidential treatment).

Also on May 25, 2009, Dot VN, Inc.’s wholly owned subsidiary, Hi-Tek Multimedia, Inc., a California corporation, (“HMI”) executed a contract with Vietnam Internet Network Information Centre (“VNNIC”) to implement programs which promote and advertise the registration of the ".VN" domain name through a "Parking Page" program (the “Parking Page Contract”).  Pursuant to the Parking Page Contract, HMI will provide the tools, advanced technology infrastructure and marketing to implement and administer Parking Pages which in the event that a domain name is not registered or is expired will direct the requestor to a default website administered by HMI.  Additionally, pursuant to the Parking Page Contract, Dot VN will also develop a Domain Appraisals program and a Smart Search Engine for the ccTLD ".VN".  A copy of the “Contract for Cooperation Agreement to Promotion the ‘.VN’ ccTLD” by and between VNNIC and HMI is attached hereto as Exhibit 10.35.

Item 8.01	Other Events.

On May 28, 2009, Dot VN, Inc. issued a press release announcing that its wholly owned subsidiary, Hi-Tek Multimedia, Inc. has received exclusive rights from Vietnam Internet Network Information Centre (“VNNIC”) to Commercialize Pay-Per-Click Parking Page, Domain Name Registrations/Appraisals and Smart Search Engine Programs.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial statements and Exhibits

(d)  Exhibits

The following exhibits are filed as part of this report:

No.	Description

10.34
Contract for Registration, Renewal, Development and Promotion ccTLD “.VN” Domain Name dated May 25, 2009, by and between the Hi-Tek Multimedia, Inc. and Vietnam Internet Network Information Centre. (certain portions of this Exhibit 10.34 have been omitted based upon a request for confidential treatment)

10.35	Contract for Cooperation Agreement to Promote the “.VN” ccTLD dated May 25, 2009, by and between the Hi-Tek Multimedia, Inc. and Vietnam Internet Network Information Centre.

99.1	Press Release dated May 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC.
(Registrant)

Date: May 28, 2009	By:	/s/ Louis P. Huynh
		Name:	Louis P. Huynh
		Title:	General Counsel, Executive Vice
President of Operations and Business
Development, and Corporate Secretary

Exhibit Index

No.	Description

10.34
Contract for Registration, Renewal, Development and Promotion ccTLD “.VN” Domain Name dated May 25, 2009, by and between the Hi-Tek Multimedia, Inc. and Vietnam Internet Network Information Centre. (certain portions of this Exhibit 10.34 have been omitted based upon a request for confidential treatment)

10.35	Contract for Cooperation Agreement to Promote the “.VN” ccTLD dated May 25, 2009, by and between the Hi-Tek Multimedia, Inc. and Vietnam Internet Network Information Centre.

99.1	Press Release dated May 28, 2009.